ADDENDUM TO THE SUBSCRIPTION ESCROW AGREEMENT
            BETWEEN R-TEC TECHNOLOGIES, INC. AND THE BANK OF NEW YORK
                DATED AS OF JANUARY 26, 1999, ACCOUNT NO. 3014272

      This Addendum, wherein same conflicts with the Subscription Escrow Agreement, shall take precedence.

      WHEREAS, R-TEC Technologies, Inc., has filed a Post Effective Amendment to the Registration Statement with the Securities and Exchange Commission on October 12, 1999, which added an Exclusive Placement Agent and several other changes. The Post Effective Amended Registration Statement is not effective as of this date. The Subscription Escrow Agreement shall be amended as follows:

1. All stock subscriptions will be held in Escrow Account No. 301472 until 125,000 shares or $1,000,000.00 has been accepted by the Company and deposited into escrow.

2. If less than the minimum number of shares are subscribed within three (3) months after the effective date of the Amended Registration Statement or within six (6) months after the effective date if we elect to exercise the option to obtain an extension of the offering period, all proceeds will be promptly refunded in full, with interest, and without any deduction for expenses.

3. The parties agree that The Bank of New York shall continue to


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      act as Escrow Agent for R-TEC under the same terms as were previously set forth in the January 26, 1999 Subscription Escrow Agreement as amended subject to the Amended Registration Statement for a period of three (3) months from the new effective date unless extended by R-TEC for an additional three (3) month period.

4. R-TEC will provide Escrow Agent with a copy of the Securities and Exchange Commission letter confirming the effective date of R-TEC Amended Registration Statement.


                                            R-TEC TECHNOLOGIES, INC.


Dated: November 12, 1999                    By: __________________________
                                                   MARC M. SCOLA, ESQ.
                                                   Vice President
                                                   and General Counsel


                                            THE BANK OF NEW YORK


Dated: November 12, 1999                    By: ___________________________
                                                   HARLEY JEANTY
                                                   Vice President